UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 11, 2014
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive, Madison, Wisconsin 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On February 11, 2014, we changed our name from Novelos Therapeutics, Inc. to Cellectar Biosciences, Inc. The name change was effected pursuant to the short form merger of a wholly owned Delaware subsidiary named Cellectar Biosciences, Inc. with and into Novelos Therapeutics, Inc. which resulted in the change to the name of the parent company to Cellectar Biosciences, Inc. The Certificate of Ownership and Merger effecting the change is filed as Exhibit 3.1 and is incorporated by reference in this Item.

The ticker symbol of our common stock was changed from NVLT to CLRB in connection with the name change.

ITEM 7.01        REGULATION FD DISCLOSURE

A copy of the press release issued by us on February 11, 2014 announcing the change to our corporate name is furnished as Exhibit 99.1 and is incorporated by reference in this Item.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title

3.1	Certificate of Ownership and Merger of Cellectar Biosciences, Inc. with and into Novelos Therapeutics, Inc.
99.1	Press Release dated February 11, 2014 entitled “Novelos Therapeutics Announces Corporate Name Change to Cellectar Biosciences, Inc.”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Dated: February 13, 2014	By:	/s/ Joanne M. Protano
Name: Joanne M. Protano Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Title

3.1	Certificate of Ownership and Merger of Cellectar Biosciences, Inc. with and into Novelos Therapeutics, Inc.
99.1	Press Release dated February 11, 2014 entitled “Novelos Therapeutics Announces Corporate Name Change to Cellectar Biosciences, Inc.”

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